UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
JULY 16, 1999









                      CLASSIFIED ONLINE.COM
             (FORMERLY FUJI ELECTROCELL CORPORATION
     (Exact name of registrant as specified in its charter)







Nevada                000-24927                   33-0199082
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

1839 S.E. Port Saint Lucie Blvd., Port Saint Lucie, FL 34952
(Address of principal executive offices)

Registrant's telephone number, including area code (561) 337-9999

Registrant's Attorney: Daniel G. Chapman, Esq., 2080 E. Flamingo
Rd., Suite 112, Las Vegas, (702) 650-5660

ITEM 2.   Acquisition or Disposition of Assets

On July 16, 1999, the Company completed its exchange agreement with ClassifiedOnLine.Com. As a result of the completion of this exchange, the Company changed its name to Classified OnLine.Com. The company previously known as ClassifiedOnLine.Com changed its name to WantToBuyOnline.Com and is now a wholly-owned subsidiary of the Company.

The exchange was approved by the boards of directors of both companies on June 21, 1999. The shareholders of Classified OnLine.com approved the exchange by unanimous vote. The directors of Fuji Electrocell Corp., being shareholders and, in some cases, directors of Classified OnLine.com, submitted the agreement to the Company's shareholders. The agreement was approved by holders of a majority of the Company's issued and outstanding voting stock by consent in lieu of a meeting. The Articles of Exchange were submitted to the Secretary of State of Nevada and filed on July 16, 1999.

Classified Online.Com was incorporated in Nevada in 1999, and has developed an internet site providing users with the ability to list classified advertisements on their site. The web-site allows users to search and place the ads by category of item and by geographical location. The web-site address is http://www.classifiedonline.com.

Under the terms of the exchange agreement, each of the 8,084,711 shares outstanding in ClassifiedOnLine.Com was exchanged for one share of the Company's common stock. Upon completion, there were 10,000,369 shares of the Company's voting stock outstanding, each with the same rights and privileges as the shares of the Company prior to the exchange. The existing shareholders of the previous ClassifiedOnLine.Com will hold 80.84% of the issued and outstanding shares of the new Company, with shareholders of the previous Fuji Electrocell holding the remaining 19.16%.

The members of the board of directors of Fuji Electrocell were also board members and major shareholders of the old ClassifiedOnLine.Com. Messrs. Kipnis, Oldfield, and Lates, the members of Fuji Electrocell's board prior to the exchange, held a total of 81.45% of the common stock of ClassifiedOnLine.Com and a total of 37.69% of the stock of Fuji Electrocell.

The Company has also been issued a new trading symbol, which is CLOL. The new symbol became effective July 29, 1999, at the opening of business.

ITEM 5    Other Events

This Form is being filed as an amended Form 8-K to include pro-forma financials and financials for the old ClassifiedOnLine.Com.

ITEM 7    Financial Statements and Exhibits

Audited Financial Statements for the old ClassifiedOnLine.Com as of June 30, 1999.

            Consent of Independent Public Accountants

Board of Directors
Classified OnLine.Com:

We consent to the inclusion of our report dated October 25, 1999, with respect to the balance sheet of ClassifiedOnLine.Com as of June 30, 1999, and the related statements of operations, stockholders' equity (deficit), and cash flows for the period from February 9, 1999 (inception) through June 30, 1999, which report appears in the Form 8-K of Classified OnLine.Com dated July 16, 1999.



/s/ Morgan, Jacoby, Thurn, & Associates, P.A.
Vero Beach, Florida
November 11, 1999

                  INDEPENDENT AUDITORS' REPORT

Board of Directors
ClassifiedOnLine.Com:

We have audited the accompanying balance sheet of ClassifiedOnLine.Com (A Development Stage Enterprise) as of June 30, 1999 and the related statements of operations, stockholders' equity (deficit) and cash flows for the period from February 9, 1999 (inception) through June 30, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ClassifiedOnLine.Com as of June 30, 1999, and the results of its operations and its cash flows for the period from February 9, 1999 (inception) through June 30, 1999 in conformity with generally accepted accounting principles.





/s/ Morgan, Jacoby, Thurn, & Associates, P.A.
Vero Beach, Florida
October 25, 1999

ClassifiedOnLine.Com

                (A Development Stage Enterprise)
                          BALANCE SHEET



                                    June 30, 1999
              ASSETS
CURRENT ASSETS:
Cash and cash equivalents           0
Prepaid expenses                    2,085
TOTAL CURRENT ASSETS                2,085
OTHER ASSETS;                       2,085
TOTAL ASSETS                        4,170
  LIABILITIES AND STOCKHOLDERS'
         EQUITY (DEFICIT)
CURRENT LIABILITIES;
Accounts Payable                     9,172
TOTAL CURRENT LIABILITIES           9,172
STOCKHOLDERS' EQUITY (Deficit)
(notes 3 and 4):
Common stock, $0.001 par value,      8,085
authorized 25,000,000 shares
issued and outstanding 8,084,711
Additional paid-in Capital           153,609
Deficit accumulated during           (166,696)
development stage
TOTAL STOCKHOLDERS' EQUITY          (5,002)
(DEFICIT)
Commitments (note 5)
TOTAL LIABILITIES AND               4,170
STOCKHOLDERS' EQUITY (DEFICIT)

                      ClassifiedOnLine.Com
                (A Development Stage Enterprise)
                     STATEMENT OF OPERATION

            Period from February 9, 1999 (inception)
                      Through June 30, 1999

                                0
   Net sales
   General, Selling and         166,696
   Administrative Expenses
   Loss before income taxes     (166,696)
   Income taxes (note 2)        0
   Net loss                     $(166,696)
   Basic loss per common        $(0.02)
   share
   Weighted average shares      8,084,711
   outstanding

See accompanying notes to financial statements

                      ClassifiedOnLine.Com
                (A Development Stage Enterprise)
           STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

            Period from February 9, 1999 (inception)
                      Through June 30, 1999



                      Common Shares     Additional paid-  Accumulated       Total
                                        in Capital        Deficit
Issuance of 8,084,711 $8,085            153,609                             1
shares of common                                                            6
stock (note 3)                                                              1
                                                                            ,
                                                                            6
                                                                            9
                                                                            4
Net loss                                                  (166,696)         (166,696)
Balance June 30, 1999 $8,085            153,609           (166,696)         (5,002)

See accompanying notes to financial statements.

                      ClassifiedOnLine.Com
                (A Development Stage Enterprise)
                     STATEMENT OF CASH FLOWS

            Period from February 9, 1999 (inception)
                      Through June 30, 1999


      Cash Flows from Operating
      Activities:
     Reconciliation of net loss to
      net cash used by operating
      activities:
     Net Loss                         $(166,696)
     Adjustment to Reconcile net loss
      to net cash used by operating
      activities:
      Organization and consulting     161,694
      expenses compensated through
      the issuance of common stock
      Increase in prepaid expenses    (4,170)
      and other assets
      Increase in accounts payable    9,172
      Total adjustments               166,696
      Net cash used by operating
      activities
      Cash Flows from Investing
      Activities
      Cash Flows from Financing
      Activities:
     Net change in cash and cash
      equivalents
      Cash and cash equivalents at    0
      beginning of year
      Cash and cash equivalents at    0
      end of year

See accompanying notes to financial statements

                      ClassifiedOnLine.Com
                (A Development Stage Enterprise)
                  NOTES TO FINANCIAL STATEMENTS
                          June 30, 1999

(1)  Description   of   Business  and  Summary   of   Significant
     Accounting Policies

     (a)  Business

          ClassifiedOnLine.Com (the Company), a development stage enterprise, was organized and incorporated under the laws of the State of Nevada on February 9, 1999 for the purpose of designing, developing, and marketing an internet-based classified advertising web-site. The Company expects to commence operations during the fourth quarter of 1999.

          As of June 30, 1999, the Company had not begun its operations and had no source of revenues. Management intends to fund future development activities through the issuance of capital. The Company's ability to continue as a going concern is dependent upon the development of revenue sources sufficient to fund operations and the Company's ability to issue new capital.

     (b)  Cash and Cash Equivalents

          The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

     (c)  Other Assets

          Prepaid  expenses and other noncurrent assets  totaling
          $4,170 consist of Internet registration fees covering a two-year period beginning in July 1999, which are amortized to expense over the period benefited.

     (d)  Income Taxes

          Income taxes are accounted for under the asset and liability method prescribed by SFAS No. 109. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets or liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

          There was no provision for income taxes during the period from February 9, 1999 (inception) through June 30, 1999 due to the operating losses incurred. There were no temporary differences which would give rise to deferred taxes, except for the operating loss carry forward totaling $166,696 generated during the period which has been valued at zero due to the uncertainty that any benefit will be realized in future periods.

     (e)  Fair Value of Financial Instruments

          The estimated fair values of the Company's cash and cash equivalents and current liabilities approximate the carrying amount due to the short-term nature of such financial instruments.

     (f)  Use of Estimates

          The  preparation of the Company's financial  statements
          in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and contingent assets and liabilities. Actual results could differ from those estimates.

     (g)  Loss Per Share

          Earning per share is accounted for by using the basic and diluted earnings per share method prescribed by SFAS No. 128. Basic loss per share is based on the weighted average number of shares of common stock outstanding during the period. Diluted loss per share is based on shares of common stock and dilutive potential common stock (stock options and stock warrants) outstanding during the period. Diluted loss per share was antidilutive due to the net loss generated by the Company during the period ended June 30, 1999 and is therefore not reported.

     (h)  Stock Options

          On October 23, 1995, the Financial Accounting Standards Board (FASB) issued Statement No. 123, Accounting for Stock-Based Compensation (Statement 123). This Statement applies to all transactions in which an entity acquires goods or services by issuing equity instruments or by incurring liabilities where the payment amounts are based on the entity's common stock price. The Statement covers transactions with employees and non-employees. The Company has adopted Statement 123, which permits entities (1) to continue to use the Accounting Principles Board Opinion No. 25 (APB 25) method, or (2) to adopt the Statement 123 fair value based method. One the method is adopted, an entity cannot change the method and the method selected applies to all of an entity's compensation plans and transactions. For entities not adopting the Statement 123 fair value based method, Statement 123 requires pro forma net income and earnings per share information as if the fair value based methods had been adopted. Management has determined that the Company will account for stock-based compensation under the APB 25 method and will disclose the pro forma impact of Statement 123.

     (i)  Comprehensive Income

          The FASB has issued Statement No. 130, Reporting Comprehensive Income (Statement 130), which establishes standards for reporting and display of comprehensive income and its components in a financials statement having the same prominence as other financial statements. As of June 30, 1999, the Company had no components considered to be other comprehensive income.

(3)  Common Stock

     During the period from February 9, 1999 (inception) through June 30, 1999, the Company issued 8,084,711 shares of common stock to several individuals for compensation of various organizational and consulting services provided to the Company. The stock was valued at $0.02 per share, or $161,694, which was the estimated fair value of stock at the time of issuance and approximated the value of services provided to the Company.

(4)  Stock Options

     On June 11, 1999, the Company issued options to purchase a total of 2,000,000 shares of common stock at $2.00 per share to two of the Company's directors. The options may be exercised at any time for a period of two years.

     As of June 30, 1999, the Company's outstanding stock options have exercise prices of $2.00 and a remaining contractual life of approximately 1.98 years.

     No compensation expense was recorded during the period for the options issued to the Company's directors, in accordance with APB 25. Had compensation expense been determined on the fair value at the date of grant in accordance with the provisions of Statement 123, the Company's net loss and loss per share would have remained unchanged. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in 1999: dividend yield of 0%; expected volatility of 150%; risk-free interest rate of 5.45%; and expected lives of two years.

(5)  Operating Leases

     The Company leases certain equipment for its internet operations under operating leases expiring in May 2002.
     Future minimum lease payments for such noncancelable leases as of June 30, 1999 are as follows:

July 1, 1999 through December 31, 1999  $6,778
                 2000                   13,555
                 2001                   13,555
                 2002                   4,518
Total                                   $38,406









     Rent expense under lease agreements totaled $3,670 during the period from February 9, 1999 (inception) through June
     30, 1999.

(6)  Related Party Transactions

     During the period from February 9, 1999 (inception) through June 30, 1999, certain expenses were funded by an affiliate of the Company's President. As of June 30, 1999, the Company owed the affiliate $9,172 for reimbursement of such expenses.

(7)  Subsequent Events

     On July 16, 1999, the Company was acquired by Classified OnLine.Com (formerly Fuji Electrocell Corporation) in accordance with an exchange agreement approved by the boards of directors of both companies. The members of the board of directors and major shareholders of the Company are also board members and shareholders of Classified OnLine.Com. Under the terms of the exchange agreement, each of the Company's 8,084,711 shares of common stock were exchanged for one share of Classified OnLine.Com's common stock. The merged companies will continue the Company's operations as in internet-based classified advertising web-site.

                 Unaudited Pro-Forma Financials

On July 16, 1999, Classified OnLine.Com (formerly Fuji Electrocell Corporation) acquired ClassifiedOnLine.Com in accordance with an exchange agreement approved by the boards of directors of both companies. Under the terms of the exchange agreement, each of the 8,084,711 shares outstanding in ClassifiedOnLine.Com was exchanged for one share of Classified OnLine.Com's common stock. Upon completion, there were 10,000,369 shares of common stock outstanding.

Due to the fact that the registrant has been a dormant company, the combined companies will carry forward the plan of operations of the ClassifiedOnLine.Com, and the shareholders of ClassifiedOnLine.Com will own 80.84% of the outstanding common stock of the combined company, the exchange is being accounted for as a reverse acquisition. Accordingly, the financial information is presented as if ClassifiedOnLine.Com was the acquiring company.

ClassifiedOnLine.Com was incorporated on February 9, 1999. The company is currently in the development stages and expects to commence operations in accordance with its business plan during the fourth quarter of 1999. Accordingly, audited financial information as of December 31, 1998 is not applicable.

The following unaudited pro forma condensed balance sheets and statements of operations for Classified OnLine.Com (formerly
Fuji) and ClassifiedOnLine.Com, are presented as of June 30, 1999 and for the six months then ended assuming the exchange had taken place on January 1, 1999. Pro forma financial information for the most recent fiscal year ended December 31, 1998 is not presented as explained above.

                      CLASSIFIED ONLINE.COM
                    Pro Forma Balance Sheets
                          June 30, 1999



                          Classified     ClassifiedOnLine      Pro Forma         Pro Forma
                          OnLine.Com           .Com           Adjustments        Combined
                        (formerly Fuji)
Current Assets - prepaid 0                 $2,085            0                 $
expenses                                                                     2
                                                                             ,
                                                                             0
                                                                             8
                                                                             5
Noncurrent other       0                 $2,085            0                 $2,085
assets
TOTAL ASSETS           $0                $4,170            0                 $4,170
Current liabilities -    24,690            9,172             0                 33,862
accounts payable and
accrued expenses
Stockholders' equity:
Common stock            1,915             8,085             0                 10,000
Additional paid-in      103,085           153,609           (70,858)          185,836
Capital
Accumulated deficit     (129,690)         (166,696)         70,858            (225,528)
TOTAL STOCKHOLDERS'    (24,690)          (5,002)           0                 (29,692)
EQUITY
TOTAL LIABILITIES AND  $0                $4,170            0                 $4,170
STOCKHOLDERS' EQUITY

                      CLASSIFIED ONLINE.COM
           Pro Forma Condensed Statement of Operations
                 Six Months Ended June 30, 1999



                         Classified     ClassifiedOnLine      Pro Forma         Pro Forma
                         OnLine.Com           .Com           Adjustments        Combined
                       (Formerly Fuji)
Revenues              0                 0                 0                 0
Selling, general and    58,832            166,696           0                 225,528
administrative
expenses
Net Loss              (58,832)          (166,696)         0                 (225,528)

The pro forma adjustment to additional paid-in capital and accumulated deficit reflects the effect of issuing stock for the purchase of Classified OnLine.Com as if the exchange had taken place on January 1, 1999.



                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           Classified OnLine.Com



                           By:/s/ Richard J. Oldfield
                              Richard J. Oldfield, President



                           Date:November 12, 1999